EXECUTION

LEHMAN BROTHERS HOLDINGS INC.,

SELLER

and

STRUCTURED ASSET SECURITIES CORPORATION,

PURCHASER

MORTGAGE LOAN SALE AND ASSIGNMENT AGREEMENT

Dated as of February 1, 2004

First Franklin Mortgage Loan Trust 2004-FFA

(Mortgage Pass-Through Certificates, Series 2004-FFA)

TABLE OF CONTENTS

Page

ARTICLE I. CONVEYANCE OF MORTGAGE LOANS

2

Section 1.01.  Sale of Mortgage Loans

2

Section 1.02.  Delivery of Documents

3

Section 1.03.  Review of Documentation

4

Section 1.04.  Representations and Warranties of the Seller

4

Section 1.05.  Grant Clause

8

Section 1.06.  Assignment by Depositor

9

Section 1.07.  Foreclosure Restricted Loans

9

ARTICLE II. MISCELLANEOUS PROVISIONS

9

Section 2.01.  Binding Nature of Agreement; Assignment

9

Section 2.02.  Entire Agreement

9

Section 2.03.  Amendment

9

Section 2.04.  Valid Assignment

10

Section 2.05.  Governing Law

10

Section 2.06.  Severability of Provisions

10

Section 2.07.  Indulgences; No Waivers

11

Section 2.08.  Headings Not to Affect Interpretation

11

Section 2.09.  Benefits of Agreement

11

Section 2.10.  Counterparts

11

SCHEDULES AND EXHIBITS

SCHEDULE A

Mortgage Loan Schedule (including Prepayment Charge Schedule)

EXHIBIT A

Certain Defined Terms

This MORTGAGE LOAN SALE AND ASSIGNMENT AGREEMENT dated as of February 1, 2004 (the “Agreement”), is executed by and between Lehman Brothers Holdings Inc. (“LBH” or the “Seller”) and Structured Asset Securities Corporation (the “Depositor”) and acknowledged by First Franklin Financial Corporation (“First Franklin”) for the purpose of Section 2.04 hereof.

All capitalized terms used but not defined herein or in Exhibit A attached hereto shall have the same meanings assigned to such terms in that certain trust agreement (the “Trust Agreement”) dated as of February 1, 2004, among the Depositor, Aurora Loan Services Inc., as master servicer (“Aurora” or the “Master Servicer”), The Murrayhill Company, as credit risk manager, LaSalle Bank National Association, as trustee (the “Trustee”), and Wells Fargo Bank, N.A., as securities administrator.

W I T N E S S E T H:

WHEREAS, Lehman Brothers Bank, FSB (the “Bank”), pursuant to a Flow Mortgage Loan Purchase and Warranties Agreement by and between the Bank, as purchaser, and First Franklin, as seller (in such capacity, a “Transferor”), dated as of May 23, 2001, as amended as of May 15, 2002, and as further amended as of December 2002 (as so amended, the “Transfer Agreement”), has purchased or received from the Transferor certain mortgage loans, each as identified on the Mortgage Loan Schedule attached hereto as Schedule A (the “Mortgage Loans”);

WHEREAS, pursuant to an Assignment and Assumption Agreement (the “Assignment and Assumption Agreement”) dated as of February 1, 2004, between the Bank, as assignor, and LBH, as assignee, the Bank has assigned all of its right, title and interest in and to (i) the Transfer Agreement and the related Mortgage Loans as listed on Schedule A and (ii) the Pool Insurance Policy and all endorsements and amendments thereto, and LBH has accepted the rights and benefits of, and assumed the obligations of the Bank under, the Transfer Agreement and the Pool Insurance Policy;

WHEREAS, LBH is a party to the following servicing agreements (each, a “Servicing Agreement,” and collectively, the “Servicing Agreements”) pursuant to which the Mortgage Loans are serviced by the various servicers (each, a “Servicer,” and collectively, the “Servicers”):

1.

Securitization Servicing Agreement dated as of February 1, 2004, among Chase Manhattan Mortgage Corporation, as Servicer, the Seller and the Master Servicer; and

2.

Securitization Subservicing Agreement dated as of February 1, 2004, among Wells Fargo Home Mortgage, Inc., as Servicer, the Seller and the Master Servicer;

WHEREAS, the Seller desires to sell, without recourse, all of its rights, title and interest in and to the Mortgage Loans, assign all of its rights and interest under the Transfer Agreement and the Servicing Agreements with respect to such Mortgage Loans and delegate all of its obligations thereunder to the Depositor;

WHEREAS, the Seller desires to assign without recourse all of its rights and interest under the Pool Insurance Policy and all endorsements and amendments thereto to the Depositor; and

WHEREAS, the Seller and the Depositor acknowledge and agree that the Depositor will convey the Mortgage Loans to a Trust Fund created pursuant to the Trust Agreement, assign all of its rights and delegate all of its obligations hereunder to the Trustee for the benefit of the Holders, and that each reference herein to the Depositor is intended, unless otherwise specified, to mean the Depositor or the Trustee, as assignee, whichever is the owner of the Mortgage Loans from time to time;

NOW, THEREFORE, in consideration of the mutual agreements herein set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Depositor agree as follows:

ARTICLE I.

CONVEYANCE OF MORTGAGE LOANS

Section 1.01.

Sale of Mortgage Loans.

(a)

Sale of Mortgage Loans.  Concurrently with the execution and delivery of this Agreement, the Seller does hereby transfer, assign, set over, deposit with and otherwise convey to the Depositor, without recourse, subject to Sections 1.03 and 1.04 of this Agreement, all the right, title and interest of the Seller in and to the Mortgage Loans identified on Schedule A hereto, having an aggregate principal balance as of the Cut-off Date of approximately $562,018,211.  Such conveyance includes, without limitation, the right to all distributions of principal and interest received on or with respect to the Mortgage Loans on or after the Cut-off Date, other than payments of principal and interest due on or before such date, and all such payments due after such date but received prior to such date and intended by the related Mortgagors to be applied after such date, all Prepayment Charges received on or with respect to the Mortgage Loans on or after the Cut-off Date, together with all of the Seller’s right, title and interest in and to each related account and all amounts from time to time credited to and the proceeds of such account, any REO Property and the proceeds thereof, the Seller’s rights under any Insurance Policies relating to the Mortgage Loans, the Seller’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties, and any proceeds of the foregoing.

Concurrently with the execution and delivery of this Agreement, the Seller hereby assigns to the Depositor all of its rights and interest under (i) the Transfer Agreement and each Servicing Agreement, other than any servicing rights retained thereunder, and (ii) the Pool Insurance Policy and all endorsements and amendments thereto, and delegates to the Depositor all of its obligations thereunder, to the extent relating to the Mortgage Loans.  The Seller and the Depositor further agree that this Agreement incorporates the terms and conditions of any assignment and assumption agreement or other assignment document required to be entered into under the Transfer Agreement (any such document an “Assignment Agreement”) and that this Agreement constitutes an Assignment Agreement under the Transfer Agreement, and the Depositor hereby assumes the obligations of the assignee under this Assignment Agreement.  Concurrently with the execution hereof, the Depositor tenders the purchase price of $562,018,211.  The Depositor hereby accepts such assignment and delegation, and shall be entitled to exercise all the rights of the Seller under (i) the Transfer Agreement and each Servicing Agreement, other than any servicing rights thereunder, and (ii) the Pool Insurance Policy and all endorsements and amendments thereto, as if the Depositor had been a party to each such agreement or policy.

(b)

Schedule of Mortgage Loans.  The Depositor and the Seller have agreed upon which of the mortgage loans owned by the Seller are to be purchased by the Depositor pursuant to this Agreement and the Seller will prepare on or prior to the Closing Date a final schedule describing such mortgage loans (the “Mortgage Loan Schedule”).  The Mortgage Loan Schedule shall conform to the requirements of the Depositor as set forth in this Agreement and to the definition of “Mortgage Loan Schedule” under the Trust Agreement.  The Mortgage Loan Schedule is attached hereto as Schedule A.

Section 1.02.

Delivery of Documents.

(a)

In connection with such transfer and assignment of the Mortgage Loans hereunder, the Seller shall, at least three (3) Business Days prior to the Closing Date deliver, or cause to be delivered, to the Depositor (or its designee) the documents or instruments with respect to each Mortgage Loan (each a “Mortgage File”) so transferred and assigned, as specified in the Transfer Agreement or related Servicing Agreement.

(b)

For Mortgage Loans (if any) that have been prepaid in full on or after the Cut-off Date and prior to the Closing Date, the Seller, in lieu of delivering the related Mortgage Files, herewith delivers to the Depositor an Officer’s Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the Collection Account maintained by the Master Servicer for such purpose have been so deposited.

Section 1.03.

Review of Documentation.

The Depositor, by execution and delivery hereof, acknowledges receipt of the Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule, subject to review thereof by U.S. Bank National Association, as the custodian (the “Custodian”) for the Mortgage Loans for the Depositor.  The Custodian is required to review, within 45 days following the Closing Date, each applicable Mortgage File.  If in the course of such review the Custodian identifies any Material Defect, the Seller shall be obligated to cure such Material Defect or to repurchase the related Mortgage Loan from the Depositor (or, at the direction of and on behalf of the Depositor, from the Trust Fund), or to substitute a Qualifying Substitute Mortgage Loan therefor, in each case to the same extent and in the same manner as the Depositor is obligated to the Trustee and the Trust Fund under Section 2.02(c) of the Trust Agreement.

Section 1.04.

Representations and Warranties of the Seller.

(a)

The Seller hereby represents and warrants to the Depositor that as of the Closing Date:

(i)

the Seller is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, carry on its business as presently conducted and enter into and perform its obligations under the Assignment and Assumption Agreement and this Agreement;

(ii)

the execution and delivery by the Seller of the Assignment and Assumption Agreement and this Agreement have been duly authorized by all necessary corporate action on the part of the Seller; neither the execution and delivery of the Assignment and Assumption Agreement or this Agreement, nor the consummation of the transactions therein or herein contemplated, nor compliance with the provisions thereof or hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Seller or its properties or the certificate of incorporation or bylaws of the Seller;

(iii)

the execution, delivery and performance by the Seller of the Assignment and Assumption Agreement and this Agreement and the consummation of the transactions contemplated thereby and hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

(iv)

each of the Assignment and Assumption Agreement and this Agreement has been duly executed and delivered by the Seller and, assuming due authorization, execution and delivery by the Bank, in the case of the Assignment and Assumption Agreement, and the Depositor, in the case of this Agreement, constitutes a valid and binding obligation of the Seller enforceable against it in accordance with its respective terms, except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law; and

(v)

there are no actions, suits or proceedings pending or, to the knowledge of the Seller, threatened or likely to be asserted against or affecting the Seller, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by the Assignment and Assumption Agreement or this Agreement or (B) with respect to any other matter which in the judgment of the Seller will be determined adversely to the Seller and will if determined adversely to the Seller materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under the Assignment and Assumption Agreement or this Agreement.

(b)

The representations and warranties of the Transferor with respect to the Mortgage Loans in the Transfer Agreement were made as of the date of transfer of the related Mortgage Loans to the Bank pursuant to the Transfer Agreement.  To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of both (i) a representation or warranty of the Transferor under the Transfer Agreement and (ii) a representation or warranty of the Seller under this Agreement, the sole right or remedy of the Depositor with respect to a breach by the Seller of such representation or warranty (except in the case of a breach by the Seller of the representations made pursuant to Sections 1.04(b)(xiii), (xiv) and (xv)) shall be the right to enforce the obligations of the Transferor under any applicable representation or warranty made by it.  The representations made by the Seller pursuant to Sections 1.04(b) (xiii), (xiv) and (xv) shall be direct obligations of the Seller.  The Depositor acknowledges and agrees that the representations and warranties of the Seller in this Section 1.04(b) (other than the representations and warranties made pursuant to Sections 1.04(b)(xiii), (xiv) and (xv)) are applicable only to facts, conditions or events that do not constitute a breach of any representation or warranty made by the Transferor in the Transfer Agreement.  The Seller shall have no obligation or liability with respect to any breach of a representation or warranty made by it with respect to the Mortgage Loans (other than with respect to the representations and warranties made pursuant to Sections 1.04(b)(xiii), (xiv) and (xv)) if the fact, condition or event constituting such breach also constitutes a breach of a representation or warranty made by the Transferor in the Transfer Agreement, without regard to whether the Transferor fulfills its contractual obligations in respect of such representation or warranty; provided, however, that if the Transferor fulfills its obligations under the provisions of the Transfer Agreement by substituting for the affected Mortgage Loan a mortgage loan which is not a Qualifying Substitute Mortgage Loan, the Seller shall, in exchange for such substitute mortgage loan, provide the Depositor (a) with the applicable Purchase Price for the affected Mortgage Loan or (b) within the two-year period following the Closing Date, with a Qualified Substitute Mortgage Loan for such affected Mortgage Loan.

Subject to the foregoing, the Seller represents and warrants upon delivery of the Mortgage Loans to the Depositor hereunder, as to each, that, as of the Closing Date:

(i)

The information set forth with respect to the Mortgage Loans on the Mortgage Loan Schedule provides an accurate listing of the Mortgage Loans, and the information with respect to each Mortgage Loan on the Mortgage Loan Schedule is true and correct in all material respects at the date or dates respecting which such information is given;

(ii)

There are no defaults (other than delinquency in payment) in complying with the terms of any Mortgage, and the Seller has no notice as to any taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing but which have not been paid;

(iii)

[Reserved];

(iv)

Each Mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission;

(v)

Each Mortgage evidences a valid, subsisting, enforceable and perfected junior lien on the related Mortgaged Property (including all improvements on the Mortgaged Property).  The lien of the Mortgage is subject to: (1) senior liens of such Mortgage, (2) liens of current real property taxes and assessments not yet due and payable and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute, (3) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and (4) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage.  Any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trustee in connection with, a Mortgage Loan establishes a valid, subsisting and enforceable junior lien on the property described therein and the Depositor has full right to sell and assign the same to the Trustee;

(vi)

Immediately prior to the transfer and assignment of the Mortgage Loans to the Depositor, the Seller was the sole owner of record and holder of each Mortgage Loan, and the Seller had good and marketable title thereto, and has full right to transfer and sell each Mortgage Loan to the Depositor free and clear, except as described in paragraph (v) above, of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement;

(vii)

[Reserved];

(viii)

To the best of the Seller’s knowledge, no foreclosure action is being threatened or commenced with respect to any Mortgage Loan.  There is no proceeding pending for the total or partial condemnation of any Mortgaged Property and each such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to have a material adverse effect on the value of the related Mortgaged Property as security for the related Mortgage Loan or the use for which the premises were intended;

(ix)

There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

(x)

Each Mortgage Loan was originated by a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution that is supervised and examined by a Federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act;

(xi)

Each Mortgage Loan will have a CLTV of 100% or less as of the Closing Date;

(xii)

Each Mortgage Loan that is secured by residential real property (or a leasehold interest therein) has a loan-to-value ratio of 100% or less (by Scheduled Principal Balance as of the Cut-off Date).  Each Mortgage Loan is a “qualified mortgage” within the meaning of Section 860G of the Code and Treas. Reg. §1.860G-2;

(xiii)

Each Mortgage Loan at the time it was originated, complied in all material respects with applicable local, state and federal laws, including, but not limited to, all applicable local, state and federal predatory and abusive lending laws;

(xiv)

No Mortgage Loan is a “high-cost,” “high-cost home,” “covered,” “high-risk home” or “predatory” loan under any applicable federal, state or local predatory or abusive lending law; no Mortgage Loan originated on or after November 27, 2003, is a “high cost” loan subject to the New Jersey Home Ownership Security Act of 2003; and

(xv)

The information set forth in the Prepayment Charge Schedule included as part of the Mortgage Loan Schedule at Schedule A hereto (including the Prepayment Charge Summary attached thereto) is complete, true and correct in all material respects on the date or dates on which such information is furnished and each Prepayment Charge is permissible, originated in compliance with, and enforceable in accordance with its terms under, applicable federal, state and local law (except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws affecting creditor’s rights generally or the collectibility thereof may be limited due to acceleration in connection with foreclosure).

It is understood and agreed that the representations and warranties set forth in Section 1.04(b) herein shall survive the Closing Date.  Upon discovery by either the Seller or the Depositor of a breach of any of the foregoing representations and warranties (excluding a breach of subparagraph (xv) under Section 1.04(b)) that adversely and materially affects the value of the related Mortgage Loan and that does not also constitute a breach of a representation or warranty of the Transferor in the Transfer Agreement, the party discovering such breach shall give prompt written notice to the other party; provided, however, that notwithstanding anything to the contrary herein, this paragraph shall be specifically applicable to a breach by the Seller of the representations made pursuant to subparagraphs (xiii) and (xiv) of Section 1.04(b) irrespective of the Transferor’s breach of a comparable representation or warranty in the Transfer Agreement.  Within 60 days of the discovery of any such breach, the Seller shall either (a) cure such breach in all material respects, (b) repurchase such Mortgage Loan or any property acquired in respect thereof from the Depositor at the applicable Purchase Price or (c) within the two-year period following the Closing Date, substitute a Qualifying Substitute Mortgage Loan for the affected Mortgage Loan.

(c)

Notwithstanding the second paragraph of Section 1.04(b), in connection with the Seller’s representations and warranties made in subparagraph (xv) of Section 1.04(b), within 90 days of the earlier of discovery by the Seller or receipt of notice from the applicable Servicer of a breach of any representation and warranty of the Seller made in subparagraph (xv) of Section 1.04(b) above, which breach materially and adversely affects the interests of the Class P Holders in any Prepayment Charge, the Seller shall, if (i) such representation and warranty is breached and a Principal Prepayment has occurred or (ii) if a change in law subsequent to the Closing Date limits the enforceability of the Prepayment Charge (other than in the circumstances set forth in subparagraph (xv) of Section 1.04(b)), pay, at the time of such Principal Prepayment or change in law, the amount of the scheduled Prepayment Charge, for the benefit of the holders of the Class P Certificates, by depositing such amount into the Certificate Account no later than the Deposit Date immediately following the Prepayment Period in which such Principal Prepayment on the related Mortgage Loan or such change in law has occurred, net of any Servicer Prepayment Charge Payment Amount made by the applicable Servicer with respect to the related Mortgage Loan in lieu of collection of such Prepayment Charge.

Section 1.05.

Grant Clause.

It is intended that the conveyance of the Seller’s right, title and interest in and to the Mortgage Loans and other property conveyed pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan.  However, if such conveyance is deemed to be in respect of a loan, it is intended that:  (a) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement; (b) the Seller hereby grants to the Depositor a first priority security interest to secure payment of an obligation in an amount equal to the purchase price set forth in Section 1.01(a) in all of the Seller’s right, title and interest in, to and under, whether now owned or hereafter acquired, the Mortgage Loans and other property; and (c) this Agreement shall constitute a security agreement under applicable law.

Section 1.06.

Assignment by Depositor.

Concurrently with the execution of this Agreement, the Depositor shall assign its interest under this Agreement with respect to the Mortgage Loans to the Trustee, and the Trustee then shall succeed to all rights of the Depositor under this Agreement.  All references to the rights of the Depositor in this Agreement shall be deemed to be for the benefit of and exercisable by its assignee or designee, specifically including the Trustee.

Section 1.07.

Foreclosure Restricted Loans.

The Seller hereby represents and warrants to the Depositor that if any Mortgage Loan shall become a Foreclosure Restricted Loan, the party discovering such shall give prompt written notice to the other party.  Within 5 Business Days of such discovery or receipt of notice thereof, the Seller shall either (a) repurchase such Mortgage Loan or any property acquired in respect thereof from the Depositor at the applicable Purchase Price or (b) substitute a Qualifying Substitute Mortgage Loan for the Foreclosure Restricted Loan.

ARTICLE II.

MISCELLANEOUS PROVISIONS

Section 2.01.

Binding Nature of Agreement; Assignment.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 2.02.

Entire Agreement.

This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.  The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

Section 2.03.

Amendment.

(a)

This Agreement may be amended from time to time by the Seller and the Depositor, without notice to or the consent of any of the Holders, (i) to cure any ambiguity, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund, the Trust Agreement or this Agreement in any Offering Document; or to correct or supplement any provision herein which may be inconsistent with any other provisions herein, (iii) to make any other provisions with respect to matters or questions arising under this Agreement or (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions.  No such amendment effected pursuant to clause (iii) of the preceding sentence shall adversely affect in any material respect the interests of any Holder.  Any such amendment shall be deemed not to adversely affect in any material respect any Holder if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Certificates (and any Opinion of Counsel requested by the Trustee in connection with any such amendment may rely expressly on such confirmation as the basis therefor).

(b)

This Agreement may also be amended from time to time by the Seller and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

(c)

It shall not be necessary for the consent of Holders under this Section 2.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Trustee may prescribe.

Section 2.04.

Valid Assignment.  First Franklin acknowledges and agrees that this Agreement constitutes a valid assignment and assumption of the rights and obligations of the Seller under the Transfer Agreement with respect to the Mortgage Loans by the Seller to the Depositor pursuant to Section 21 of the Transfer Agreement.  The Seller further agrees to mark its books and records to reflect the ownership of the Mortgage Loans by the Depositor.

Section 2.05.

Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 2.06.

Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Section 2.07.

Indulgences; No Waivers.

Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence.  No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

Section 2.08.

Headings Not to Affect Interpretation.

The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

Section 2.09.

Benefits of Agreement.

Nothing in this Agreement, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder, any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

Section 2.10.

Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Seller and the Depositor have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

LEHMAN BROTHERS HOLDINGS INC.

By:/s/ Joseph J. Kelly

Name:  Joseph J. Kelly

Title:    Authorized Signatory

STRUCTURED ASSET SECURITIES

CORPORATION

By: /s/ Ellen V. Kiernan

Name:  Ellen V. Kiernan

Title:    Senior Vice President

ACKNOWLEDGED (for purposes of Section 2.04)

FIRST FRANKLIN FINANCIAL CORPORATION

By:  /s/ Steve Mageras

Name:  Steve Mageras

Title:    Executive Vice President

SCHEDULE A

MORTGAGE LOAN SCHEDULE

(including Prepayment Charge Schedule and
Prepayment Charge Summary)

EXHIBIT A

CERTAIN DEFINED TERMS

“Foreclosure Restricted Loan”:  Any Mortgage Loan that is 60 days or more delinquent in payment as of the Cut-off Date and with respect to which foreclosure (or deed-in-lieu of foreclosure or similar) proceedings are instituted on or before the first anniversary of the Closing Date, provided that such proceedings are instituted in a timely manner in accordance with the servicing standards set forth in the related Servicing Agreement.  Solely for clarification purposes, the servicing standard shall not permit a Servicer to delay foreclosure (or deed-in-lieu of foreclosure or similar) proceedings if a purpose of such delay is to avoid characterization of such Mortgage Loan as a Foreclosure Restricted Loan.

“Prepayment Charge”:  With respect to any Mortgage Loan, the charges or premiums, if any, due in connection with a full or partial prepayment of such Mortgage Loan during a Prepayment Period in accordance with the terms thereof (other than any Servicer Prepayment Charge Payment Amount).

“Prepayment Charge Schedule”:  As of any date, the list of Prepayment Charges on the Mortgage Loans included in the Trust Fund on such date, included as part of the Mortgage Loan Schedule at Exhibit A (including the Prepayment Charge Summary attached thereto).  The Prepayment Charge Schedule shall be prepared by the Seller and shall set forth the following information with respect to each Prepayment Charge:

(i)

the Mortgage Loan identifying number;

(ii)

a code indicating the type of Prepayment Charge;

(iii)

the state of origination of the related Mortgage Loan;

(iv)

the date on which the first Scheduled Payment was due on the related Mortgage Loan;

(v)

the term of the related Prepayment Charge; and

(vi)

the Scheduled Principal Balance of the Mortgage Loan as of the Cut-off Date.

Such Prepayment Charge Schedule shall be amended from time to time by the Seller and a copy of such amended Prepayment Charge Schedule shall be furnished by the Seller.

“Servicer Prepayment Charge Payment Amount”:  The amount payable by a Servicer in respect of any impermissible waiver by the Servicer of a Prepayment Charge pursuant to the related Servicing Agreement.